UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2014

Merck & Co., Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-6571	22-1918501
(Commission File Number)	(I.R.S. Employer Identification No.)

One Merck Drive, PO Box 100, Whitehouse Station, NJ	08889-0100
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (908) 423-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 15, 2014, Merck & Co., Inc. (the “Company”) closed an underwritten public offering of €1,000,000,000 aggregate principal amount of 1.125% Notes due 2021 (the “2021 Notes”), €1,000,000,000 aggregate principal amount of 1.875% Notes due 2026 (the “2026 Notes”) and €500,000,000 aggregate principal amount of 2.500% Notes due 2034 (the “2034 Notes” and, together with the 2021 Notes and the 2026 Notes, collectively, the “Notes”) under the Company’s Registration Statement on Form S-3 (Registration No. 333-185248).

The Notes are being issued under an indenture dated as of January 6, 2010, between the Company and U.S. Bank Trust National Association, as trustee, a copy of which was attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K previously filed with the Securities and Exchange Commission on December 10, 2010 and is incorporated herein by reference. Copies of the officers’ certificate for each series of the Notes (including forms of each of the respective Notes attached thereto) pursuant to Section 301 of the indenture governing the Notes are attached hereto as exhibits 4.1, 4.2 and 4.3 and are incorporated herein by reference. The legal opinion related to these Notes is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1	1.125% Notes due 2021 Officers’ Certificate of the Company dated October 15, 2014, including form of the 2021 Notes.

4.2	1.875% Notes due 2026 Officers’ Certificate of the Company dated October 15, 2014, including form of the 2026 Notes.

4.3	2.500% Notes due 2034 Officers’ Certificate of the Company dated October 15, 2014, including form of the 2034 Notes.

5.1	Opinion and Consent of Bruce N. Kuhlik, Esq., Executive Vice President and General Counsel of the Company.

23.1	Consent of Bruce N. Kuhlik, Esq., Executive Vice President and General Counsel of the Company (contained in Exhibit 5.1 to this Current Report on Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merck & Co., Inc.

Date: October 15, 2014	By:	/s/ Katie E. Fedosz
Katie E. Fedosz
Senior Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	1.125% Notes due 2021 Officers’ Certificate of the Company dated October 15, 2014, including form of the 2021 Notes.

4.2	1.875% Notes due 2026 Officers’ Certificate of the Company dated October 15, 2014, including form of the 2026 Notes.

4.3	2.500% Notes due 2034 Officers’ Certificate of the Company dated October 15, 2014, including form of the 2034 Notes.

5.1	Opinion and Consent of Bruce N. Kuhlik, Esq., Executive Vice President and General Counsel of the Company.

23.1	Consent of Bruce N. Kuhlik, Esq., Executive Vice President and General Counsel of the Company (contained in Exhibit 5.1 to this Current Report on Form 8-K).

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